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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                            ----------------------

                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               January 27, 1999
                               (Date of Report)

                               January 25, 1999
                       (Date of earliest event reported)

                              McKESSON HBOC, INC.
              (Exact name of registrant as specified in charter)




         Delaware                        1-13252                  94-3207296
(State or other jurisdiction     (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


           McKesson Plaza
           One Post Street
          San Francisco, CA                                        94104
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code (415) 983-8300
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Item 5.  Other Events
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We are filing this Current Report on Form 8-K to make generally available certain information regarding the Company.

On January 25, 1999, the Registrant reported its financial results for its third fiscal quarter ended December 31, 1998. A copy of the press release announcing those results is set forth in Exhibit 99.1 to this Current Report on Form 8-K ("Current Report") and is hereby incorporated by reference herein. For purposes of satisfying the requirements of ASR 135 for the benefit of certain former shareholders of IMNET Systems, Inc. which was acquired by HBO & Company ("HBO") in October 1998 in a transaction accounted for as a pooling of interests, Registrant is filing herewith a one page schedule reflecting certain consolidated financial information of HBO for the quarter ended
December 31, 1998. This schedule is set forth in Exhibit 99.2 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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    (c)  Exhibits

         99.1  Press Release issued by Registrant on January 25, 1999

         99.2  Selected Financial Information of HBO & Company



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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         McKESSON HBOC, INC.
                                         (Registrant)



Date:  January 27, 1999                  By: /s/ Nancy A. Miller
                                            -------------------------------
                                         Name:  Nancy A. Miller
                                         Title: Senior Vice President and
                                                Corporate Secretary



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                                 EXHIBIT INDEX

Exhibit
  No.      Title
-------    -----

  99.1     Press Release issued by McKesson Corporation on January 25, 1999.

  99.2     Selected Financial Information of HBO & Company